UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

SKYX PLATFORMS CORP.

(Exact name of Registrant as Specified in its Charter)

Florida	001-41276	46-3645414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2855 W. McNab Road

Pompano Beach, Florida 33069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 759-7584

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	SKYX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Between May 6, 2025 and May 12, 2025, the Company and investors entered into Securities Purchase Agreements, and the Company expects to close on an offering, for gross proceeds before deducting transaction expenses to the Company of $1,875,000. Pursuant to such agreements, the investors are purchasing 75,000 shares of the Company’s Series A-1 Preferred Stock, no par value per share (the “Series A-1 Preferred Stock”), at a purchase price of $25.00 per share.

The Securities Purchase Agreements contains customary representations, warranties, agreements and indemnification rights and obligations of the parties and provides the purchaser with certain registration rights. The Company intends to use the proceeds for working capital and other general corporate purposes. The foregoing summary of the Securities Purchase Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Securities Purchase Agreements, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

A description of the Certificate of Designation of Rights, Preferences and Privileges of Series A-1 Preferred Stock (the “Series A-1 Certificate of Designation”) is contained in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 7, 2024, and a description of the Articles of Amendment to the Series A-1 Certificate of Designation is contained in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 5, 2025, both of which are incorporated herein by reference. The foregoing summary of the Series A-1 Preferred Stock, as amended, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Series A-1 Certificate of Designation and Articles of Amendment, copies of which are incorporated herein by reference to this Current Report.

The representations, warranties and covenants contained in the Securities Purchase Agreement were made solely for the benefit of the parties to the Securities Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Securities Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Securities Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission (the “SEC”).

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 of this Current Report is incorporated by reference in this Item 3.02. The issuance of the Series A-1 Preferred Stock was deemed to be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, including Regulation D and Rule 506 promulgated thereunder, as transactions by the Company not involving a public offering.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation of Rights, Preferences and Privileges of Series A-1 Preferred Stock (effective September 30, 2024) (incorporated herein by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2024).
3.2	Articles of Amendment to the Certificate of Designation of Rights, Preferences and Privileges of Series A-1 Preferred Stock (effective May 2, 2025) (incorporated herein by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 8, 2025).
10.1*	Form of Securities Purchase Agreement for Series A-1 Preferred Stock (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 8, 2025).
10.2*	Form of Securities Purchase Agreement for Series A-1 Preferred Stock (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYX PLATFORMS CORP.

Date: May 12, 2025	By:	/s/ Leonard J. Sokolow
	Name:	Leonard J. Sokolow
	Title:	Co-Chief Executive Officer